United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2018
ISORAY, INC. (Exact name of registrant as specified in its charter)
Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of principal executive offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Employment Agreements

On September 24, 2018, IsoRay, Inc. (“IsoRay”) entered into an Employment Agreement with Jennifer Streeter, in her position as Vice President, Human Resources. On October 8, 2018, IsoRay entered into an Employment Agreement with William Cavanagh III, in his position as Chief Operating Officer and Chief Scientific Officer (each an “Executive” and together the “Executives”).

The initial term of each Employment Agreement is three years, subject to successive one year renewals. Ms. Streeter will receive an annual salary of $132,300 and Mr. Cavanagh will receive an annual salary of $220,256, all payable in accordance with the Company’s standard payroll practices. Each Executive will be eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics that will be established by the Compensation Committee in its sole discretion. Also under the Employment Agreements, each Executive is eligible to participate in and receive stock options under the Company’s 2017 Equity Incentive Plan.

Each Executive will be an “at-will” employee. Either the Executive or the Company may terminate the Executive’s employment with or without cause, for any reason or no reason, and at any time.

Each Executive is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for a one-year period following termination of his or her employment.

The above descriptions are only a summary of the material terms of the Employment Agreements, do not purport to be complete descriptions of the Employment Agreements, and are qualified in their entirety by reference to the Employment Agreements, the form of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)     Exhibits

10.1	Form of Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2018

IsoRay, Inc., a Minnesota corporation

By: /s/ Mark Austin

L      Mark Austin, Controller, Principal Financial & Accounting Officer